UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 26, 2021, Marriott International, Inc. (“Marriott” or the “Company”) entered into the Second Amendment (the “Second Amendment”) to its Fifth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent, and certain banks, dated as of June 28, 2019 (the “Credit Facility”). The Second Amendment, among other things, extends the waiver of the quarterly-tested leverage covenant in the Credit Facility through and including the fourth quarter of 2021 (which waiver period may end sooner at the Company’s election), revises the required leverage levels for the covenant when it is re-imposed at the end of the waiver period, and increases the minimum liquidity amount under the liquidity covenant that is tested monthly for the duration of the waiver period.

On January 26, 2021, Marriott also entered into the Third Amendment (the “Third Amendment” and, together with the Second Amendment, the “Amendments”) to the Credit Facility. The Third Amendment reduces the rate floor for the LIBOR Daily Floating Rate and the Eurocurrency Rate (each as defined in the Credit Facility) from 75 basis points to 25 basis points.

The $4.5 billion aggregate commitment amount of the Credit Facility remains unchanged as a result of the Amendments.

The foregoing descriptions of the Amendments are qualified in their entirety by reference to the Amendments, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment, dated as of January 26, 2021, to the Fifth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent, and certain banks, dated as of June 28, 2019.

10.2	Third Amendment, dated as of January 26, 2021, to the Fifth Amended and Restated Credit Agreement with Bank of America, N.A., as administrative agent, and certain banks, dated as of June 28, 2019.

104	The cover page to this Current Report on Form 8-K, formatted in inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: January 28, 2021	By:	/s/ Felitia Lee
Felitia Lee
Controller and Chief Accounting Officer